[FACE OF CERTIFICATE]
NUMBER                  [graphical depiction of eagle]                    SHARES
UOL
                              UOL PUBLISHING, INC
                                  COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELEWARE

THIS CERTIFICATE IS TRANSFERRABLE IN                        SEE REVERSE SIDE FOR
THE CITY OF BOSTON, MA OR NEW YORK, NY                       RESTRICTIVE LEGENDS
                                                         AND CERTAIN DEFINITIONS

                                                               CUSIP 903196 10 3

This certifies that



is the owner of

                  SHARES OF THE $.01 PAR VALUE COMMON STOCK OF
                              UOL PUBLISHING, INC.


transferrable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile corporate seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated

/s/ Leonard P. Kurtzman            [Corporate Seal]     /s/ Narasimham P. Kannan
        Secretary                                                 Chairman

COUNTERSIGNED AND REGISTERED:
   THE FIRST NATIONAL BANK OF BOSTON
            TRANSFER AGENT AND REGISTRAR

By
  ------------------------------
       AUTHORIZED SIGNATURE

[REVERSE SIDE OF CERTIFICATE]
                              UOL PUBLISHING, INC.
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE,PARTICIPATING,
       OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES
          THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS
                       OF SUCH PREFERENCES AND/OR RIGHTS.

      THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF THE INCORPORATION AND BYLAWS OF THE CORPORATION AND ANY AMENDMENTS THERETO, TO ALL WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE THEREOF, ASSENTS.

      The following abbreviations, when used in the inscription in the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT        Custodian
                                                         -----------------------
TEN ENT - as tenants by the entireties                     [Cust]       [Minor]
ET TEN  - as joint tenants with the right of       under Uniform Gifts ot Minors
          surviorship and not as tenants          Act
          in common                                  ---------------------------
                                                                 [State]


    Additional abbreviations may also be used though not in the above list.

For value recieved,                 herby sell, assign and transfer unto
                  ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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--------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
     -------------------------------


                x---------------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAIR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:


    ----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTTEE MEDALLIAN PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.